EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Thrust Energy Corp. on Form 10-QSB for the quarter ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas E. Mills, Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 25, 2008                By /s/ Thomas Mills
                                   Thomas E. Mills
                                   President, Chief Executive Officer,
                                   Chief Financial Officer and
                                   Principal Accounting Officer